Significant judgments and sources of estimation uncertainties	12 Months Ended
Dec. 31, 2020
Significant judgments and sources of estimation uncertainties
Significant judgments and sources of estimation uncertainties

2.    Significant judgments and sources of estimation uncertainties

The Company’s reported results of operations, financial position and net assets are sensitive to significant judgments, assumptions and estimates that are the basis for its financial statements. The critical accounting policies, the judgments made in the creation and application of these policies and the sensitivities of reported results to changes in accounting policies, significant judgments and estimates are factors to be considered along with the Company’s financial statements. In the opinion of the Management of the Company, the following accounting policies, significant judgments and sources of estimation uncertainties are critical for the consolidated financial statements in the present economic environment.

a)    Recoverability of goodwill and intangible assets

The growth of the business through acquisitions has created a significant amount of intangible assets, including goodwill, trade names, management contracts, non-compete agreements, technology and customer relationships as well as licenses and distribution agreements. In addition, the Company recognizes internally developed intangible assets related to research and development and software development projects. At December 31, 2020, the carrying amount of goodwill and non-amortizable intangible assets amounted to €13,168,605 (€14,247,709 at December 31, 2019) representing approximately 42% and 43% of the Company’s total assets at December 31, 2020 and 2019, respectively.

In accordance with IAS 36, the Company performs an impairment test of goodwill and non-amortizable intangible assets at least once a year for each group of CGUs or more frequently if the Company becomes aware of events that occur or if circumstances change that would indicate the carrying value may not be recoverable (see also note 1 g).

To comply with IFRS to determine possible impairments of these assets, the value in use of the group of CGUs is first compared to the group of CGUs’ carrying amount. In cases where the value in use of the group of CGUs is less than its carrying amount and the fair value less cost of disposal is not estimated to be higher than the value in use, the difference is recorded as an impairment of the carrying amount of the group of CGUs.

The value in use of each group of CGUs is determined using estimated future cash flows for the unit discounted by a pre-tax discount rate (‘‘WACC’’) specific to that group of CGUs. The Company’s WACC consists of a basic rate adjusted by a weighted average country risk rate and, if appropriate, by a factor to reflect higher risks associated with the cash flows from recent material acquisitions within each group of CGUs, until they are appropriately integrated. Estimating the future cash flows involves significant assumptions, especially regarding future reimbursement rates and sales prices, number of treatments, sales volumes and costs. The key assumptions represent management’s assessment of future trends and have been based on historical data from both external and internal sources. In determining discounted cash flows, the Company utilizes for every group of CGUs its three-year budget, projections for years four to ten and a representative growth rate for all remaining years. Projections for up to ten years are possible due to the non-discretionary nature of the health care services the Company provides, the need for health care products utilized to provide such services and the availability of government reimbursement for a substantial portion of its services.

The following table shows the key assumptions of value-in-use calculations:

Key assumptions

in %

	North America (1)		EMEA		Asia-Pacific (1)		Latin America
	2020	2019	2020	2019	2020	2019	2020	2019
Average revenue growth in ten year projection period	mid-single-digit	mid-single-digit	mid-single-digit	mid-single-digit	mid-single-digit	high-single-digit	mid-single-digit	mid-single-digit
Residual value growth	1.00	1.00	1.00	1.00	4.00	4.00	1.60	2.95
Pre-tax WACC	6.42	7.71	8.64	8.73	6.40	6.79	13.29 - 24.28	10.45 - 20.02
After-tax WACC	5.08	6.00	6.21	6.25	5.65	6.04	9.14 - 20.13	8.06 - 17.63

(1) There are no reasonably possible changes in assumptions that would lead to an impairment in these groups of CGUs.

An overview of the carrying amounts of goodwill and intangibles with indefinite useful life for each group of CGUs is shown in note 11. To evaluate the recoverability of intangible assets with indefinite useful lives, the Company compares the recoverable amount of intangible assets with their carrying values and an intangible asset’s recoverable amount is determined using a discounted cash flow approach or other methods, if appropriate.

A prolonged downturn in the health care industry with lower than expected increases in reimbursement rates and/or higher than expected costs for providing health care services and for procuring and selling health care products or a significant increase of mortality of patients with chronic kidney diseases which may be attributable to COVID-19 could adversely affect the Company’s estimated future cash flows. Future adverse changes in a cash-generating unit’s economic environment of a group of CGUs could affect the country specific risk rate and therefore the discount rate. Equally an increase of the general interest rate level could affect the base rate and therefore the discount rate. A decrease in the estimated future cash flows and/or a decline in the cash-generating units economic environment could result in impairment charges to goodwill and other intangible assets with indefinite useful life which could materially and adversely affect the Company’s future financial position and operating results.

In 2020, as a result of the annual impairment test of goodwill, the Latin America group of CGUs recognized an impairment of goodwill in the amount of €193,978 and trade names in the amount of €490 to reduce the carrying amount of goodwill and trade names (“Impairment Loss”). The impairment was driven by a macro-economic downturn and increasing risk adjustment rates for certain countries in Latin America. Additionally, the recoverable amount of the EMEA group of CGUs exceeds the carrying amount by €492,736. The following table shows the reasonable amounts by which the key assumptions would need to change individually that the recoverable amount equals the carrying amount:

Sensitivity analysis

Change in percentage points

	EMEA
	2020	2019
Pre-tax WACC	0.91	3.19
After-tax WACC	0.64	2.15
Operating income margin of each projection year	(1.16)	(3.71)

b) Legal contingencies

From time to time, during the ordinary course of operations as well as due to acquisitions, the Company is party to litigation and arbitration and is subject to investigations relating to various aspects of its business (see note 22). The Company regularly analyzes current information about such claims for probable losses and provides accruals for such matters, including the estimated legal expenses and consulting services in connection with these matters, as appropriate. The Company utilizes its internal legal department as well as external resources for these assessments. In making the decision regarding the need for loss accrual, the Company considers the degree of probability of an unfavorable outcome and its ability to make a reasonable estimate of the amount of loss.

The filing of a suit or formal assertion of a claim or assessment, or the disclosure of any such suit or assertion, does not necessarily indicate that accrual of a loss is appropriate.

The outcome of these matters may have a material adverse effect on the results of operations, financial position and net assets of the Company.

c) Trade accounts and other receivables from unrelated parties and expected credit losses

Trade accounts and other receivables from unrelated parties are a substantial asset of the Company and the expected credit losses are based upon a significant estimate made by management. Trade accounts and other receivables from unrelated parties were €3,153,045 and €3,421,346 at December 31, 2020 and 2019, respectively, net of expected credit losses of €142,372 at December 31, 2020 and €141,358 at December 31, 2019.

The Company sells health care products directly or through distributors in around 150 countries and provides health care services in around 50 countries. Most payors are government institutions or government-sponsored programs with significant variations between the countries and even between payors within one country in local payment and collection practices.

Receivables resulting from health care services are recognized and billed at amounts estimated to be collectable under government reimbursement programs and reimbursement arrangements with third party payors. U.S. Medicare and Medicaid government programs are billed at pre-determined net realizable rates per treatment that are established by statute or regulation. Revenues for non-governmental payors with which the Company has contracts or letters of agreement in place are recognized at the prevailing contract rates. The remaining non-governmental payors are billed at the Company’s standard rates for services and, in the Company’s North America Segment, a contractual adjustment is recorded to recognize revenues based on historic reimbursement. The contractual adjustment and the expected credit losses are reviewed quarterly for their adequacy. No material changes in estimates were recorded for the contractual allowance in the periods presented. The collectability of receivables is reviewed locally on a regular basis, generally monthly. For further information, see note 1 k).

In the Company’s North America Segment operations, the collection process is usually initiated shortly after service is provided or upon the expiration of the time provided by contract. For Medicare and Medicaid, once the services are approved for payment, the collection process begins upon the expiration of a period of time based upon experience with Medicare and Medicaid. In all cases where co-payment is required the collection process usually begins within 30 days after service has been provided. In those cases where claims are approved for amounts less than anticipated or if claims are denied, the collection process usually begins upon notice of approval of the lesser amounts or upon denial of the claim. The collection process can be confined to internal efforts, including the accounting and sales staffs and, where appropriate, local management staff. If appropriate, external collection agencies may be engaged.

Public health institutions in a number of countries outside the U.S. require a significant amount of time until payment is made because a substantial number of payors are government entities whose payments are often determined by local laws and regulations and budget constraints. Depending on local facts and circumstances, the period of time to collect can be quite lengthy. In those instances where there are commercial payors, the same type of collection process is initiated as in the North America Segment.

Due to the number of subsidiaries and different countries that the Company operates in, the Company’s policy of determining when an individual expected credit loss is required considers the appropriate individual local facts and circumstances that apply to an account. While payment and collection practices vary significantly between countries and even agencies within one country, government payors usually represent low to moderate credit risks. It is the Company’s policy to determine when receivables should be classified as bad debt on a local basis taking into account local payment practices and local collection experience. An individual expected credit loss is calculated locally if specific circumstances indicate that amounts will not be collectible.

Receivables where the expected credit losses are not assessed individually are grouped based on geographical regions and the impairment is assessed based on macroeconomic indicators such as credit default swaps. For more information regarding the impairment on trade accounts and other receivables from unrelated parties please refer to note 1 i).

When all efforts to collect a receivable, including the use of outside sources where required and allowed, have been exhausted, and after appropriate management review, a receivable deemed to be uncollectible is considered a bad debt and written off.

Write offs are taken on a claim-by-claim basis. Due to the fact that a large portion of its reimbursement is provided by public health care organizations and private insurers, the Company expects that most of its accounts receivables will be collectible, albeit potentially more slowly outside the North America Segment. A significant change in the Company’s collection experience, deterioration in the aging of receivables and collection difficulties could require that the Company increases its estimate of the expected credit losses. Any such additional bad debt charges could materially and adversely affect the Company’s future operating results.

If, in addition to the Company’s existing expected credit losses, 1% of the gross amount of the Company’s trade accounts and other receivables from unrelated parties as of December 31, 2020 were uncollectible through either a change in the Company’s estimated contractual adjustment or revised estimate of the collectability, the Company’s operating income for 2020 would have been reduced by approximately 1.4%.

The following table shows the portion of major debtors or debtor groups of trade accounts and other receivables from unrelated parties as of December 31, 2020 and 2019. Other than U.S. Medicare and Medicaid, no single debtor accounted for more than 5% of total trade accounts and other receivables from unrelated parties in any of these years.

Composition of trade accounts and other receivables from unrelated parties

	December 31,
	2020	2019

U.S. Government health care programs	30%	30%
U.S. commercial payors	14%	15%
U.S. hospitals	5%	4%
Self-pay of U.S. patients	3%	2%
Other North America Segment payors	2%	4%
Product customers and health care payors outside the North America Segment	46%	45%
Total	100%	100%

d) Self-insurance programs

Under the Company’s insurance programs for professional, product and general liability, auto liability, worker’s compensation and medical malpractice claims, the Company’s largest subsidiary which is located in the U.S. is partially self-insured for professional liability claims. For all other coverages, the Company assumes responsibility for incurred claims up to predetermined amounts above which third party insurance applies. Reported liabilities for the year represent estimated future payments of the anticipated expense for claims incurred (both reported and incurred but not reported) based on historical experience and existing claim activity. This experience includes both the rate of claims incidence (number) and claim severity (cost) and is combined with individual claim expectations to estimate the reported amounts.

e) Level 3 financial instruments

Put option liabilities, variable payments outstanding for acquisitions and equity investments are recognized at their fair value. Each put option contract contains specific clauses related to the terms of exercisability, which require significant judgment in order to determine appropriate liability recognition and classification. For further information related to the significant judgments and estimates related to these instruments and their fair values, see notes 1 h) and 23.

f) Income taxes

The Company is subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. Different interpretations of tax laws may lead to potential additional tax payments or tax refunds for prior years. To consider income tax provisions or income tax receivables of uncertain tax assessments management’s estimations are based on local tax rules of the respective tax jurisdiction and the interpretation of such. Estimates are revised in the period in which there is sufficient evidence to revise the assumption. For further information to estimates related to the recoverability of deferred taxes, see notes 1 n) and 4 h).

g) Business combinations

The Company measures the noncontrolling interest in an acquisition at fair value and classifies costs related to its business combinations within general and administrative expense. In determining whether an intangible asset related to a business combination is identifiable and should be separated from goodwill, significant judgment is required. Additionally, estimation of the acquisition-date fair values of identifiable assets acquired and liabilities assumed also involves significant judgment. The applicable measurements and inputs used in this estimation (including revenue growth rates, gross profit margin adjusted for synergy assumptions associated with manufacturing savings and the discount rate) are based upon information available at the acquisition date using expectations and assumptions that management deems reasonable. Such judgments, estimates and assumptions could materially affect the Company’s business, results of operations and financial condition, primarily due to:

•

Fair values assigned to assets subject to depreciation and amortization directly impact the depreciation and amortization recorded in the Company’s consolidated statements of income in periods subsequent to a related acquisition.

•	Any subsequent measurement resulting in a decrease in the estimated fair values of assets acquired may result in impairment.
•	Subsequent changes resulting in an increase or decrease to the estimated fair values of liabilities assumed may result in additional expense or income, respectively.

For further information on business combinations, see note 3.